Exhibit 10.18

                                                                                                             Serial Number:

Working Capital Loan Contract

Contract Version Number: SPDB 20 2109

Working Capital Loan Contract

Working Capital Loan Contract

Borrower:	CLPS Shanghai Co., Ltd.

Principal Business Address:	2F, Building 18, 498 Guoshoujing Road, Pudong, Shanghai, China

Contact Person:	Huanzhen Wu	Telephone:	15040094890

Fax:	/	Email:	lisa.wu@clpsglobal.com

Lender:	Shanghai Pudong Development Bank Co., Ltd.	Jinqiao	Branch

Principal Business Address:	509 Jingang Road, Pudong, Shanghai, China

Contact Person:	Lin Xie	Telephone:	021-58994702

Given that:

The Borrower applies to the Lender for working capital loan due to capital turnover needs; after examination, the Lender agrees to grant the loan in accordance with the terms and conditions of this Contract. In order to clarify the rights and obligations of both parties, we hereby enter into this Contract in accordance with the relevant laws, regulations and rules of the People’s Republic of China.

Meanwhile, the Borrower and the Lender confirm the following primary terms:

1.	(Please mark ✓ in the appropriate box according to the situation, and mark x if you do not select)

☒ This Contract is signed as a subsidiary financing document of the Financing Line Agreement No. (hereinafter referred to as the Financing Line Agreement). After this Contract comes into effect, all its terms shall be incorporated into the Financing Line Agreement and become its component parts (if the Borrower has previously signed the Financing Line Agreement, this option shall be selected and the Financing Line Agreement number shall be indicated);

☑ This contract is an independent credit document signed between the Borrower and the Lender (if the Borrower and the Lender have not signed a Financing Line Agreement, this option should be selected);

2. (If the purpose of the loan is to borrow new money to repay old loan or to renew the loan, you must mark ✓ in the box)

☒    The guarantors are aware that the loan purpose of this contract is to repay the loan under the original contract name:                          (Signed on:                       Serial Number:                       ).

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Working Capital Loan Contract

Part I Commercial Terms

1. Loan types: ☑ Short-term working capital loan ☒ Medium-term working capital loan

2. The loan amount under this contract is RMB (currency)    Fifteen Million    Yuan (in words).

3.	The specific purposes of the loan under this Contract are:

4. The loan term under this Contract is (please mark ✓ in the following boxes, or mark x if you do not select):

☐ since            (date, month, year) to            (date, month, year);

☐           year(s) (or           months) from the date of first withdrawal.

The actual withdrawal date and repayment date shall be subject to the date recorded on the IOU (loan certificate) issued by the Lender and the Borrower. The last repayment date shall not exceed the loan period agreed in this Contract. The IOU (loan certificate) is an integral part of this Contract.

5. The loan interest rate under this Contract is (please mark ✓ in the following boxes, and mark x if you do not select) :

☑ (1) RMB loan interest rate:

Each loan under this contract shall be calculated based on the Loan Prime Rate (LPR) ☐ + ☐ - BPS announced by the National Interbank Funding Center at the end of the day before the actual disbursement date of the loan. If the calculated interest rate is less than 0%, it will be executed at 0%. (The Loan Prime Rate is an annual interest rate, which can be found on the National Interbank Funding Center and the website of the People’s Bank of China).

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Working Capital Loan Contract

After each loan under this Contract is issued, if the Loan Prime Rate is adjusted during the loan period, the loan interest rate (please mark ✓ in the box below and mark x if you do not select):

☐ No adjustment, fixed interest rate;

☒ The interest rate will be adjusted starting from the interest rate adjustment date, based on the Loan Prime Rate (LPR) for the agreed period as stated above announced by the National Interbank Funding Center at the end of the day before the interest rate adjustment date, and the floating points and calculation method of the interest rate agreed above remain unchanged. The specific interest rate adjustment dates is as follows (please mark ✓ in the box below, and mark ⅹ if you do not select):

☒ The interest rate is adjusted annually. The interest rate adjustment date is the corresponding day of the corresponding month of the next calendar year after the actual loan disbursement date. If there is no corresponding day in the corresponding month of the next calendar year after the actual loan disbursement date, the interest rate adjustment date is the last day of the corresponding month of the next calendar year after the actual loan disbursement date;

☒ The interest rate is adjusted annually, and the interest rate adjustment date is January 1 of each year;

☒ The interest rate is adjusted according to the interest payment date, and the interest rate adjustment date is the ________ day after the interest payment date;

☒ The interest rate is adjusted quarterly, and the interest rate adjustment date is the ___________ day of the last month of each quarter;

☒ The interest rate is adjusted monthly, and the interest rate adjustment date is the day of every month;

☒ Other conventions (specific interest rate adjustment date): ____________.

☒ (2) Foreign currency loan interest rate:

☒ 1) Each loan under this Contract shall be calculated based on the ______________ (LIBOR/HIBOR/SIBOR) published by the Lender on ____________(date, month, year) (hereinafter referred to as the “Benchmark Interest Rate Term”) on the actual date of loan issuance as the Benchmark Interest Rate plus BPS (hereinafter referred to as the “Spread”, and the Spread ≥0). If the Benchmark Interest Rate is less than 0%, the Benchmark Interest Rate shall be calculated at 0%.

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After each loan under this Contract is issued, the loan interest rate will be adjusted during the loan period as follows (please mark ✓ in the box below, and mark ⅹ if you do not select):

☒ From the date of each loan disbursement, the loan interest rate shall be adjusted according to the Benchmark Interest Rate Term agreed in this Contract, the latest foreign currency benchmark interest rate of the corresponding day plus the interest rate spread agreed in this Contract. If the Benchmark Interest Rate is less than 0%, the Benchmark Interest Rate shall be calculated at 0%.

☒ Fixed interest rate, which means the interest rate will remain the same.

☒ 2) The foreign currency loan interest rate under this Contract is detailed in the “Foreign Currency Interest Rate Supplementary Contract” signed separately by both parties to this Contract.

☒ 3) The interest rate for each loan under this Contract is ____/___ %, which is a fixed rate and will not be adjusted during the loan period.

6. The interest settlement method under this Contract is (please mark ✓ in the box below, and mark ⅹ if you do not select):

☐ If the interest is settled monthly, the interest settlement date is the 20th day of each month;

☐ If the interest is settled quarterly, the interest settlement date is the 20th day of the last month of each quarter;

☐ Other methods: ________________________________.

The interest of each repayment under this Contract shall be paid together with the principal.

7. The penalty interest rate under this Contract is:

(1)	The overdue penalty interest rate under this Contract shall be 30 % higher than the loan execution interest rate applicable on the penalty interest calculation date.

(2)	The penalty interest rate for misappropriation of the loan or failure to use the loan for the purposes agreed in this Contract shall be 50 % higher than the loan execution rate applicable on the penalty interest calculation date.

If the loan currency is in foreign currency, if there are other provisions in the foreign currency interest rate supplementary contract or foreign currency interest rate change contract signed by the two parties to this Contract, such provisions shall apply.

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8. The loan withdrawal period under this Contract is from            (date, month, year) to            (date, month, year). The first withdrawal shall be made before            (date, month, year).

9. The withdrawal plan for the loan under this Contract is as follows (please mark ✓ in the box below, and mark ⅹ if you do not select):

☐ The withdrawal plan is shown in the table below:

No.	Withdrawal Date	Withdrawal Amount
1	☐ Day ☐ Month ☐ Year	(Amount in words)
2	☐ Day ☐ Month ☐ Year	(Amount in words)
3	☐ Day ☐ Month ☐ Year	(Amount in words)
4	☐ Day ☐ Month ☐ Year	(Amount in words)
5	☐ Day ☐ Month ☐ Year	(Amount in words)
6	☐ Day ☐ Month ☐ Year	(Amount in words)

☐ Other withdrawal plans:

10. The repayment plan for the loan under this Contract is as follows (please mark ✓ in the box below, and mark ⅹ if you do not select):

☐ The repayment plan is shown in the table below:

No.	Repayment Date	Repayment Amount
1	☐ Day ☐ Month ☐ Year	(Amount in words)
2	☐ Day ☐ Month ☐ Year	(Amount in words)
3	☐ Day ☐ Month ☐ Year	(Amount in words)
4	☐ Day ☐ Month ☐ Year	(Amount in words)
5	☐ Day ☐ Month ☐ Year	(Amount in words)
6	☐ Day ☐ Month ☐ Year	(Amount in words)

☐ Other repayment plans:

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11. Penalty for early repayment of loan: Equivalent to       /      % of the total amount of loan actually repaid in advance or RMB (currency) Zero Yuan (in words).

12. The principal amount of the loan to be repaid in advance shall not be less than        RMB        (currency)         Zero       Yuan (in words).

13. Account Opening ( For RMB loans, choose one of the following modes and mark ✓; for foreign currency loans, choose the special account mode. Mark ⅹ if you do not select):

☐ Non-special account mode:

(1) The general settlement account opened by the Borrower with the Lender is:

Deposit Bank:

Account Name:

Account Number:

(2) The fund withdrawal account opened by the Borrower with the Lender is:

Deposit Bank:

Account Name:

Account Number:

☐ Special account mode:

(1) The special account for working capital loans opened by the Borrower with the Lender is:

Deposit Bank:

Account Name:

Account Number:

(2) The general settlement account opened by the Borrower with the Lender is:

Deposit Bank:

Account Name:

Account Number:

(3) The fund withdrawal account opened by the Borrower with the Lender is:

Deposit Bank:

Account Name:

Account Number:

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14. Lender entrusted payment: For loan funds payment with a clear payment object and a single payment amount exceeding           RMB         (Currency and Amount), the Lender entrusted payment method should be adopted.

15. The guarantors and guarantee contracts that provide guarantee for the debts under this Contract include but not limited to:

☒ Guarantor                               /                                  Guarantee Contract No. 【       /         】;

☒ Mortgagor                               /                                  Mortgage Contract No. 【       /         】;

☒ Pledgee                               /                                  Pledge Contract No. 【       /         】;

☒ Other guarantees                                 /                                 .

16. Breach of Contract Handling

Penalty: Equivalent to __________% (in words) of the loan principal amount or

17. The annexs to this Contract include:

(1)                   Withdrawal Application Form             .

(2)                                                                                  .

(3)                                                                                  .

(4)                                                                                 .

(5)                                                                                  .

18. Other matters agreed upon by both parties.

19. This Contract is made in       triplicate        , of which the Borrower holds      one     copy, the Lender holds     two     copies, and       /     holds       /      copies. Each copy has the same legal effect.

(End of Part 1)

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Working Capital Loan Contract

Part II General Terms

Article 1 Loan

1. The Borrower irrevocably agrees and confirms that the Lender has the right to adjust or add loan disbursement conditions due to changes in laws, regulations and policies, or restrictions on the government’s macro-monetary policy or financial regulatory policy, or based on market conditions, capital position and financial cost conditions, its own business needs, the Borrower’s performance ability or financial status, or other major changes in circumstances, and may suspend, reduce or cancel the loan and notify the Borrower.

2. The loan under this Contract shall be used in accordance with the purpose of the loan agreed in this Contract. The Borrower shall not misappropriate or embezzle the loan for fixed asset investment, equity investment, etc., nor shall it be used in the fields and for purposes prohibited by the State for production and operation or other activities that are not in line with the purpose of working capital loans.

Article 2 Loan Interest Rate and Interest Calculation Method

1. Unless otherwise agreed in this Contract, the interest on the loan under this Contract shall be calculated based on the actual withdrawal amount and the number of days occupied from the date the Lender issues the loan. The number of days occupied includes the first day and excludes the last day. Daily interest rate = monthly interest rate / 30, monthly interest rate = annual interest rate / 12, that is, daily interest rate = annual interest rate / 360. When the loan currency is British Pound, Hong Kong Dollar or Singapore Dollar, daily interest rate = annual interest rate / 365.

2. The Lender has the right to charge overdue penalty interest on the principal of the loan that is due (the term “due” in this Contract includes the situation where the Lender declares the loan to be due in advance) payable by the Borrower at the overdue rate agreed in this Contract and calculated on the actual number of days overdue, starting from the date of overdue, until the Borrower repays the principal and interest.

3. If the Borrower fails to use the loan funds for the agreed purpose, the Lender shall have the right to charge penalty interest on the amount of the loan used in breach, calculated according to the actual number of days of breach at the penalty interest rate for misappropriation agreed in this Contract, starting from the date of breach, until the Borrower repays the principal and interest.

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4. The Lender shall charge compound interest on the interest (including normal interest, overdue penalty interest and misappropriation penalty interest) that the Borrower fails to pay on time at the overdue penalty interest rate agreed in this Contract based on the actual number of days overdue from the date of overdue payment.

5. Unless otherwise agreed upon by both parties to this Contract, the loan interest rate under this Contract shall be calculated using the “simple interest method”. The interest rate calculation method can be found on the website of the People’s Bank of China.

6. Interest Rate Market Paralysis

After the loan is disbursed under this Contract, if there is no applicable LPR (applicable to RMB) or LIBOR/HIBOR/SIBOR (applicable to foreign currencies) interest rate on the quotation date of the relevant interest period, the Borrower shall negotiate with the Lender to determine the alternative interest rate; if no agreement can be reached within five (5) banking days after the start of the negotiation, the Borrower shall repay all principal and interest of the loan within thirty (30) banking days from the date of failure to reach an agreement. If the parties have signed a foreign currency interest rate supplementary contract or a foreign currency interest rate modification contract at the same time as signing this Contract, the interest rate shall be determined in accordance with the provisions of the supplementary contract or modification contract.

Article 3 Withdrawal

1. Before making the first withdrawal, the Borrower shall meet the following conditions:

(1) Submit the Withdrawal Application (the format is shown in Annex 1 or Annex 2 of this Contract), the completed Debit (Loan) Certificate and other relevant documents in accordance with the time and method agreed upon in this Contract;

(2) This Contract and the corresponding Guarantee Contract (if any) have been signed and remain in force, and the Guarantee Right has been effectively established;

(3) Submit the Borrower’s current valid business license, company charter, and recent financial statements on the withdrawal date (including but not limited to the previous year’s annual financial report audited by a certified public accountant and current financial statements);

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(4) Submit the original copy of the loan resolution made by the Borrower’s board of directors/shareholders meeting or other institutions with equivalent effect, the authorization letter from the legal representative to the authorized representative, and the signature specimens of the legal representative and the authorized representative;

(5) The Borrower has opened a relevant account with the Lender in accordance with the Lender’s requirements;

(6) The Borrower has performed its obligations under this Contract and no breach of contract has occurred;

(7) Other documents or conditions required by the Lender.

2. In addition to conditions for the initial withdrawal, the Borrower shall also meet the following conditions before each withdrawal:

(1) Submit the Withdrawal Application (the format is shown in Annex 1 or Annex 2 of this Contract), the completed Debit (Loan) Certificate and other relevant documents in accordance with the time and method agreed upon in this Contract;

(2) The representations and warranties made by the Borrower under this Contract shall remain valid;

(3) The Borrower has performed its obligations under this Contract and no breach of contract has occurred;

(4) Other documents or conditions required by the Lender.

3. Withdrawal

(1) The Borrower shall make a one-time or installment withdrawal according to the withdrawal plan agreed upon in this Contract and shall submit a Withdrawal Application (the format of which is provided in Annex 1 or Annex 2 to this Contract) to the Lender three (3) banking days before the due date of each Withdrawal to complete the withdrawal procedures;

(2) If the Borrower needs to postpone or change the withdrawal date, the Borrower shall obtain the Lender’s consent three (3) banking days before the withdrawal date. The Lender shall have the right to require the Borrower to pay the interest loss incurred by the Lender as a result (interest loss = interest on the postponed withdrawal period - interest on demand deposits during the same period);

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(3) If the Borrower requests to cancel all or part of the undrawn loan, he shall apply to the Lender three (3) banking days prior to the determined withdrawal date or the end date of the withdrawal period, and the cancellation can only be made after the Lender agrees;

(4) If the Borrower fails to complete the withdrawal procedures and does not apply for a delay in withdrawal on the specified withdrawal date or within the withdrawal period, the Lender has the right to cancel the undrawn loan;

The Lender has the right to waive one or more of the above withdrawal conditions without affecting any rights of the Lender under this Contract.

Article 4 Account Opening and Management

1. The Borrower shall have opened a general settlement account and a fund withdrawal account with the Lender (see Part I of this Contract) at the time of signing this Contract, as well as a special account for working capital loans (if any) agreed upon by both parties. The Borrower agrees that the Lender shall monitor the Borrower’s aforementioned accounts.

2. If a special account for working capital loans is not opened, the general settlement account shall be used to calculate the disbursement and payment of loan funds applied by the Borrower from the Lender.

If a special working capital loan account is opened, it is used to calculate the loan funds issued and paid by the Borrower from the Lender, and the funds in the account are calculated according to the interest of demand deposits. The Borrower agrees that in addition to the Borrower’s reserved seal, the special working capital loan account shall also reserve the Lender’s special seal for loan fund payment supervision. The Borrower cannot change the reserved seal of the special working capital loan account at will without the Lender’s written consent.

3. The Borrower confirms that the Fund Withdrawal Account is the income account and repayment reserve account under this Contract. The Borrower’s income cash flow or the Borrower’s overall cash flow shall be entered into the Fund Withdrawal Account.

The Borrower guarantees that, on each principal and interest payment date under this Agreement and within the three (3) days prior thereto, the balance of funds in the Borrower’s repayment reserve account shall not be less than the principal and interest payment amount that the Borrower should pay in the current period. The Borrower agrees that, on each principal and interest payment date and within the three (3) days prior thereto, the Lender has the right to restrict or refuse any external payment behavior of the Borrower that will cause the balance of funds in the repayment reserve account to be less than the principal and interest payment amount that should be paid in the current period, so as to ensure that the balance of funds in the repayment reserve account is sufficient to pay the principal and interest payment amount that should be paid in the current period.

The Lender has the right to monitor the funds withdrawal account. When the fund flow in the funds withdrawal account is abnormal, the Lender has the right to find out the reason from the Borrower and take corresponding measures.

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Article 5 Payment Supervision

1. The Borrower agrees that the Lender has the right to manage and control the payment of the loan funds through the Lender’s entrusted payment and/or the Borrower’s independent payment, so as to supervise the use of the loan funds in accordance with the purposes agreed in this Contract.

The lender’s entrusted payment means that the Lender pays the loan funds through the Borrower’s account to the Borrower’s transaction counterparty that meets the purpose agreed in this Contract based on the Borrower’s withdrawal application and payment entrustment.

The Borrower’s autonomous payment means that after the Lender disburses the loan funds to the Borrower’s account based on the Borrower’s withdrawal application, the Borrower will independently pay it to the Borrower’s transaction counterparty for the purpose agreed in the Contract.

2. The Borrower agrees that if the Borrower and the Lender have newly established a credit business relationship and the Borrower’s credit status is average, or the payment object is clear and the single payment amount exceeds the amount agreed in this Contract (see Part I of this Contract), or other circumstances determined by the Lender, the Lender’s entrusted payment method shall be adopted.

If the Lender is entrusted to pay, the Lender has the right to review the payment object, payment amount and other information listed in the payment application provided by the Borrower based on the loan purpose agreed in the loan contract to see if they are consistent with the corresponding business contract and other supporting materials. After review and approval, the Lender will pay the loan funds to the Borrower’s trading counterparty through the Borrower’s account.

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3. When the Borrower applies to the Lender for external payment of loan funds, he shall submit supporting documents that meet the Lender’s requirements, including but not limited to:

(1) Documents proving that the purpose of payment is in accordance with the purpose agreed in this Contract;

(2) Business contracts and written documents that truly reflect the Borrower’s payment obligations. For fees that must be paid without signing a contract, the charging policy and standards approved by the competent authority should be provided;

(3) If the corresponding invoice or receipt is not available at the time of payment, the Borrower shall promptly submit the corresponding invoice or receipt after the payment is completed;

(4) Legal and valid payment voucher;

(5) Other documents required by the Lender.

The Lender has the right to waive one or more of the above-mentioned certification documents, without affecting any rights of the Lender under this Contract.

4. If a special account for working capital loan is not opened, the Borrower shall submit a withdrawal application (see Appendix 1 of this Contract for the format) to the Lender three (3) banking days before the intended withdrawal date, and at the same time propose whether to adopt the Lender’s entrusted payment method or the Borrower’s independent payment method. The Borrower confirms that the Lender has the right to review whether the Borrower’s relevant information meets the payment conditions stipulated in this Contract and has the right to decide on the payment method of the corresponding loan.

In case of opening a special account for working capital loan and adopting the method of entrusted payment by the Lender, the Borrower shall submit to the Lender a payment application (format as shown in Appendix 3 of this Contract) with the reserved seal of the Borrower for the special account for working capital loan three (3) banking business days before the payment date. The Lender shall have the right to review whether the relevant information of the Borrower meets the payment conditions stipulated in this Contract. If the Lender approves the review, the payment voucher shall be stamped with the special seal for loan fund payment supervision and then the payment shall be made. In case of adopting the method of independent payment by the Borrower, the Borrower shall submit to the Lender a payment application (format as shown in Appendix 3 of this contract) and relevant information three (3) banking business days in advance. The Lender shall have the right to review whether the relevant information submitted by the Borrower meets the conditions stipulated in this contract. If the Lender approves the application, the Borrower shall fill in the payment voucher (the amount of each summary payment voucher shall not exceed the amount entrusted by the Lender stipulated in this Contract). After review, the Lender shall stamp the special seal for loan fund payment supervision on the summary payment voucher and transfer the corresponding funds to the general settlement account of the Borrower.

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5. If the Borrower adopts the self-payment method, the Borrower shall regularly report to the Lender on the self-payment of the loan funds on a monthly basis. The Lender has the right to verify whether the Borrower’s loan payment complies with the agreed purpose and payment method through account analysis, voucher inspection, on-site investigation, etc.

6. The Borrower confirms that he shall pay the Lender the remittance fee incurred in the payment of loan funds. When the remittance fee is incurred, the Lender has the right to directly deduct the actual amount.

7. During the process of loan issuance and payment, if the Borrower encounters any of the following circumstances, the Lender has the right to require the Borrower to supplement the withdrawal conditions and payment conditions, or change the loan payment method, or stop the issuance and payment of loan funds:

(1) Credit status declines;

(2) The profitability of the main business is not strong;

(3) There are abnormalities in the use of loan funds.

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Article 6 Repayment

1. The Borrower shall repay the principal, interest and related expenses of the loan in a timely and full manner in accordance with the repayment plan agreed upon in this Contract. The Borrower hereby irrevocably authorizes the Lender to deduct the aforementioned amount from the Borrower’s account opened with the Lender on the due date of the loan or when the conditions agreed upon in this Contract are met to repay the Lender’s debt.

If the Borrower repays the loan in advance, he shall submit a written application to the Lender and obtain the Lender’s written consent before the tenth (10th) banking day before the expected repayment date. If the Lender’s prior written consent is not obtained, the Borrower shall still repay the principal and interest in accordance with the term and interest rate agreed in the Contract.

Early repayment agreed by the Lender shall be deemed as the early maturity of the loan. In this case, the Lender also has the right to require the Borrower to pay a certain amount of liquidated damages as agreed in this Contract (see Part I of this Contract).

The interest on early repayment shall be calculated based on the actual number of days the Borrower has used the funds, and shall be repaid together with the principal; the amount of the principal repaid in advance shall not be less than the limit agreed in Part I of this Contract; the repaid principal shall be deducted from the principal of the loan in the reverse order of the repayment plan agreed in this Contract.

3. If the Borrower is unable to repay the loan on time due to legitimate reasons, he shall apply to the Lender for loan extension before the 30th banking business day of the repayment period agreed in this Contract, and prepare necessary materials to go through the relevant extension procedures. If the loan under this Contract is guaranteed by guarantee, mortgage or pledge, the guarantor, mortgagor and pledgor shall also provide a written consent certificate. Whether to agree to the extension is decided by the Lender. If the Borrower does not apply for an extension or the application for extension is not approved by the Lender, the loan will be transferred to the overdue loan from the day after the due date.

4. The Borrower shall not re-draw any loan funds that have been repaid.

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Article 7 Representations and Warranties

The Borrower makes the following representations and warranties to the Lender, which are made upon the signing of this Contract and shall remain valid during the validity period of this Contract.

1. The Borrower is an enterprise (institution) legal person or other economic organization established in accordance with the applicable laws, with independent legal personality, complete financial system and repayment capacity, and has the right to enter into and perform this Contract in accordance with the law.

2. The Borrower has the right to sign this Contract and has completed all authorizations and approvals from the shareholders’ meeting, board of directors or other authorized institutions required to sign this Contract and perform its obligations under this Contract. All clauses of this Contract are the Borrower’s true intention and are legally binding on the Borrower.

3. The signing and performance of this Contract shall not violate the laws that the Borrower shall comply with (the laws under this Contract include the laws, regulations, rules, local regulations, judicial interpretations, etc. that the Borrower shall comply with, the same below), the relevant documents, judgments and rulings of the competent authorities, nor conflict with the Borrower’s Articles of Association or any contract, agreement signed or any other obligations undertaken by the Borrower.

4. The Borrower guarantees that all financial statements (if any) issued by him comply with the provisions of applicable laws and that the statements truly, completely and fairly reflect the financial status of the Borrower.

5. The Borrower shall abide by the principle of honesty and trustworthiness in the process of signing and performing this Contract, and all the materials, documents and information (including but not limited to business license, project approval documents, feasibility study report, proof of self-raised funds, financial statements, etc.) provided by the Borrower to the Lender, including itself and the guarantor, shall be true, valid, accurate and complete without any concealment or omission.

6. The Borrower guarantees that the filing, registration or other formalities required for the validity and legal performance of this Contract have been completed.

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7. There have been no significant adverse changes in the operating and financial conditions of the Borrower since the issuance of the most recent audited financial statements.

8. Strictly abide by the law in business activities, carry out various businesses in strict accordance with the provisions of the Borrower’s business license or the business scope approved by law, complete the registration and annual inspection procedures on time, produce and operate legally and in compliance with regulations, have the ability to continue to operate, and have a legal source of repayment.

9. Do not give up any matured claims, and do not dispose of existing major assets without compensation or in other inappropriate ways.

10. The Borrower has disclosed to the Lender the facts and conditions that he knows or should know and which are important for the Lender to decide whether to grant the loan under this Contract (including but not limited to operating conditions, financial conditions, external guarantees, etc.).

11. The Borrower guarantees that his credit status is good and has no major bad records.

12. The Borrower warrants that there are no other circumstances or events that have or may have a significant adverse impact on the Borrower’s ability to perform.

Article 8 Agreement

The Borrower and the Lender agree as follows:

1. The Borrower guarantees to operate in accordance with the law and use the loan for the purpose agreed in this Contract and not to use it for other purposes. The Borrower shall provide various financial and accounting materials including monthly and annual reports regularly according to the requirements of the Lender, and actively cooperate with the Lender to supervise the use of the loan and the Borrower’s business. The Lender may check and supervise the use of the loan at any time in various ways.

2. The Borrower shall repay the principal and interest of the loan under this Contract in accordance with the time, amount, currency and interest rate specified in this Contract, the Application Form and the Debit (Loan) Certificate.

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Working Capital Loan Contract

3. The Borrower guarantees that if any event occurs or is about to occur that is likely to have a significant adverse impact on the financial status of the Guarantor or its ability to perform its guarantee obligations, the Borrower will promptly provide new guarantees approved by the Lender.

4. The Borrower promises that he will not take the following actions without the written consent of the Lender:

(1) Transfer (including by sale, donation, debt repayment, exchange, etc.), mortgage, pledge or other disposal of all or most of its major assets;

(2) Contracting, joint venture, major foreign investment, change in actual controller or major shareholder, shareholding system reform, merger (acquisition), joint venture (cooperation), division, equity transfer, substantial increase in debt financing, establishment of subsidiaries, property transfer, capital reduction, suspension of business, dissolution, application for bankruptcy, reorganization or cancellation, and other actions that may affect the Borrower’s repayment ability;

(3) Provide a guarantee to a third party that is sufficient to have a significant adverse effect on its financial condition or its ability to perform its obligations under this Contract;

(4) Prepayment of other long-term debts in advance may have a significant adverse impact on the Borrower’s ability to perform its obligations under this Contract;

(5) Signing any contract/agreement that has a significant adverse effect on the Borrower’s ability to perform its obligations under this Contract or assuming any relevant obligation that has such an effect.

5. The Borrower undertakes that, if the following events occur, the Borrower will immediately notify the Lender on the date of the event and deliver the original relevant notice to the Lender (with official seal) within five (5) banking days from the date of the event:

(1) The occurrence of an event causes the representations and warranties made by the Borrower in this Contract to become untrue, inaccurate or invalid.

(2) The Borrower or its controlling shareholder, actual controller or its affiliates are involved in litigation or arbitration, or their assets are seized, sealed, frozen, enforced or other measures with similar effect are taken against them, or their legal representative/person in charge is involved in litigation, arbitration or other compulsory measures;

(3) The legal representative or his authorized agent, person in charge, principal financial officer, correspondence address, company name, office location, etc. of the Borrower are changed;

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(4) The company is applied for reorganization or bankruptcy by other creditors or is revoked by the superior authority;

(5) Any other significant adverse event that may affect the Borrower’s ability to repay its debts occurs.

6. The Borrower guarantees that he will not repay other loans in priority in violation of the normal repayment order, and will not sign any contract or agreement that will make the loans under this Contract subordinate now or in the future.

7. The Borrower shall repay and pay the principal and interest of the loan under this Contract in the same currency as far as possible. If the Borrower repays the debt in different currencies, the Borrower shall, by himself or by authorizing the Lender, convert the different currencies into the loan currency under this Contract in accordance with the “Deduction Agreement” of this Contract to repay the principal and interest owed, and the expenses incurred shall be borne by the Borrower. When the Guarantor repays the debt on behalf of the Borrower in different currencies, the “Deduction Agreement” of the Guarantee Contract shall be followed, and the expenses incurred shall be borne by the Borrower.

8. When the guarantee under this Contract encounters specific circumstances or specific changes, the Borrower shall provide other guarantees approved by the Lender in a timely manner in accordance with the Lender’s requirements. Such specific circumstances or specific changes include but are not limited to the guarantor’s suspension of production, suspension of business, dissolution, suspension of business for rectification, revocation or cancellation of business license, application for or application for reorganization, bankruptcy, major changes in business or financial status, involvement in major litigation or arbitration cases, involvement of legal representatives, directors, supervisors, and major operating and management personnel, reduction or possible reduction in the value of the collateral, or property preservation measures such as seizure, breach of contract under the guarantee contract, and request for termination of the guarantee contract.

9. The Lender has the right to conduct on-site or off-site due diligence on the Borrower and conduct post-loan inspections on the Borrower’s operating conditions, financial conditions, external guarantees, use of loan funds, repayment conditions, etc. The Borrower has the obligation to actively cooperate with the Lender in loan payment management, post-loan management and related inspections.

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10. The Lender has the right to recover the loan funds under this Contract in advance according to the Borrower’s fund withdrawn situation.

11. Special provisions regarding group customers (applicable to group customers).

If the Borrower of this Contract is a group customer, the Borrower hereby promises:

(1) The Borrower shall promptly report any related-party transactions involving more than 10% of the net assets of the actual trustee, including: ① the relationship between the parties to the transaction; ② the transaction items and nature of the transaction; ③ the transaction amount or the corresponding proportion; ④ the pricing policy (including transactions with no amount or only a symbolic amount).

(2) If the actual creditee has any of the following circumstances, it shall be deemed that the Borrower has breached the contract under this Contract, and the Lender shall have the right to unilaterally decide to cancel the credit that the customer has not used, and to recover part or all of the credit that has been used or require the customer to add a margin to 100%: ① Providing false materials or concealing important operating and financial facts; ② Changing the original purpose of the credit without the consent of the Lender, misappropriating the credit or using the bank credit for illegal or irregular transactions; ③ Using false contracts with related parties to discount or pledge bills receivable, accounts receivable and other debts without actual trade background to the bank to obtain bank funds or credit; ④ Refusing to accept the Lender’s supervision and inspection of its use of credit funds and related operating and financial activities; ⑤ There are significant mergers, acquisitions, reorganizations, etc., which the Lender believes may affect the safety of the credit; ⑥ Intentionally evading bank debts through related transactions.

12. Special guarantees, commitments and agreements on Green Credit (applicable to borrowers whose construction, production and operation activities of nuclear power plants, large hydropower plants, water conservancy projects, resource mining projects, etc. are likely to seriously change the original state of the environment and the adverse environmental and social consequences are difficult to eliminate, and borrowers whose construction, production and operation activities of petroleum processing, coking and nuclear fuel processing, chemical raw materials and chemical product manufacturing, etc. will produce adverse environmental and social consequences but are easier to eliminate through mitigation measures):

(1) The Borrower undertakes to submit an environmental, social and governance risk report to the Lender and declares and guarantees to strengthen environmental, social and governance risk management, including: ① The internal management documents related to environmental, social and governance risks comply with the requirements of laws and regulations and are effectively implemented; ② There are no major litigation cases involving environmental, social and governance risks;

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(2) The Borrower commits to accept the Lender’s supervision and strengthen the management of environmental, social and governance risks, including: ① Committing to comply with the regulations in all its behaviors and performances related to environmental, social and governance risks; ② Committing to establish and improve the internal management system for environmental, social and governance risks, and specify in detail the responsibilities, obligations and penalties of the Borrower’s relevant responsible persons; ③ Committing to establish and improve the emergency response mechanism and measures for environmental, social and governance risk emergencies; ④ Committing to set up a special department and/or designate special personnel to be responsible for environmental, social and governance risk matters; ⑤ Committing to cooperate with the Lender or a third party recognized by him in assessing and inspecting the Borrower’s environmental, social and governance risks; ⑥ Committing to give appropriate responses or take other necessary actions in the face of strong doubts from the public or other stakeholders on the Borrower’s performance in controlling environmental, social and governance risks; ⑦ Committing to urge the Borrower’s key related parties to strengthen management to prevent the transmission of environmental, social and governance risks of related parties to the Borrower; ⑧ Committing to perform other matters that the Lender considers relevant to the control of environmental, social and governance risks;

(3) The Borrower undertakes to inform the Lender in a timely and adequate manner when the following situations occur: ① All kinds of permits, approvals and ratifications related to environmental, social and governance risks during the commencement, construction, operation and closure of the project; ② The assessment and inspection of the environmental, social and governance risks of the Borrower by the environmental, social and governance risk regulatory agency or its recognized agency; ③ The supporting construction and operation of environmental facilities; ④ The emission and compliance of pollutants; ⑤ The safety and health of employees; ⑥ Major complaints and protests against the Borrower by neighboring communities; ⑦ Major environmental and social claims; ⑧ Other major situations that the Lender considers to be related to environmental, social and governance risks;

(4) If the Borrower and the Actual Trustee have any of the following circumstances, it shall be deemed that the Borrower has defaulted under this Contract: ① The Borrower’s statements, warranties and commitments on environmental, social and governance risk management have not been conscientiously performed; ② The Borrower is punished by relevant government departments for poor environmental, social and governance risk management; ③ The Borrower is strongly questioned by the public and/or the media for poor environmental, social and governance risk management; ④ Other defaults on environmental, social and governance risk management agreed upon by the Lender and the Borrower, including cross-default events;

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If the Borrower defaults as mentioned above, the Lender has the right to unilaterally decide: ① to cancel the credit commitment that has been made; ② to suspend the disbursement of the loan until the Borrower has taken rescue measures that are satisfactory to the Lender; ③ to recover the disbursed loan in advance; ④ to exercise the relevant mortgage rights and other penalty measures in advance when the loan cannot be repaid; ⑤ other penalty measures agreed upon by the Lender and the Borrower.

13. The Borrower promises not to increase the local government’s implicit debt in violation of regulations, otherwise the Lender has the right to immediately suspend/terminate the Borrower’s withdrawal and declare that part or all of the issued loans are due in advance. At the same time, the Lender has the right to report the relevant situation to the relevant regulatory authorities.

14. Anti-Money Laundering Agreement   The Borrower confirms and agrees that the Lender has the right to conduct money laundering risk assessment on the transactions involved in this Contract in accordance with the applicable anti-money laundering laws and regulations and internal management requirements. If the Borrower violates the Lender’s anti-money laundering management regulations, or the Lender has reasonable grounds to suspect that the Borrower and/or the transactions under this Contract are suspected of participating in money laundering, sanctions, terrorist financing or financing activities for the proliferation of weapons of mass destruction, export control, or tax evasion and other illegal and irregular activities recognized by the United Nations Security Council, the Financial Action Task Force on Money Laundering, China, the United States, the European Union, the United Kingdom, Singapore and other international organizations or countries, the Lender has the right to take necessary control measures in accordance with the anti-money laundering supervision regulations and internal management regulations of the People’s Bank of China. At the same time, the Lender has the right to directly restrict or suspend all or part of the business under this Contract without notifying the Borrower, declare the loan to be due in advance, terminate this Contract, and shall not bear any responsibility, and shall have the right to require the Borrower to bear all losses caused to the Lender.

15. The Borrower agrees and irrevocably authorizes: The Lender has the right to provide the information of all contracts/agreements/commitments signed between the Borrower and the Lender, including relevant information on the performance of all the above contracts/agreements/commitments, and the basic information of the enterprise and other information provided by the Borrower, to the Financial Credit Information Basic Database established by the State, in accordance with the provisions of the Credit Reporting Industry Management Regulations and other credit-related laws and regulations and the requirements of regulatory provisions, as well as the collection requirements of the Financial Credit Information Basic Database established by the State, for the inquiry and use by qualified units; at the same time, the Lender also has the right to inquire and use the credit information of the Borrower that has been entered into the Financial Credit Information Basic Database established by the State. This authorization covers all aspects of the Lender’s necessary business management of the business under this Contract before and after the signing of this Contract, and its validity period shall expire with the actual termination of this Contract.

16. The Borrower hereby confirms that he has fully understood and is aware of the Lender’s position that he opposes his employees taking advantage of their positions to seek any form of benefits, and promises to avoid such situations in accordance with the principles of integrity and fairness, and not to privately provide any form of kickbacks, gifts, securities, valuables, various rewards, personal expense compensation, private travel, high-consumption entertainment and other improper benefits to the Lender’s employees.

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Article 9 Deduction Agreement

1. The Borrower agrees that when any debt related to the loan under this Contract becomes due and payable, the Lender has the right to directly deduct the funds in the repayment reserve account opened by the Borrower with Shanghai Pudong Development Bank Co., Ltd. to repay the due and payable debt. If the funds in the repayment reserve account are insufficient to repay the debt, the Lender has the right to deduct the funds from any other account opened by the Borrower with any branch of Shanghai Pudong Development Bank Co., Ltd.

2. The Lender has the right to choose to use the proceeds to repay the loan principal, interest or other expenses. If there are multiple claims that are due and unpaid at the same time, the Lender shall decide the order of repayment of the claims.

3. If the currency of the deducted funds is inconsistent with the currency to be repaid, the following procedures shall me applied:

(1) If the loan currency is RMB, the principal and interest of the loan shall be repaid after the amount is converted into RMB at the applicable buying rate for the deduction currency published by the Lender at the time of deduction.

(2) If the loan currency is not RMB and the deduction currency is RMB, the principal and interest of the loan shall be repaid directly by deducting the applicable selling price of the loan currency and RMB published by the Lender at that time and converting it into the loan currency.

(3) If both the loan currency and the deduction currency are not RMB and they’re not the same, the loan principal and interest shall be repaid after the foreign exchange settlement is completed at the buying rate of the currency of the deduction and RMB announced by the Lender at the time of deduction and then the foreign exchange settlement is completed at the selling rate of the currency of the loan and RMB announced by the Lender on the same day and then the loan principal and interest shall be repaid.

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Article 10 Proof of Debt

The Lender shall, in accordance with his usual business practices, maintain accounting records related to the business activities involved in this Contract in its accounting books to prove the Lender’s loan amount. The Borrower’s valid evidence of the loan claim under this Contract shall be the accounting vouchers or other valid supporting materials issued and recorded by the Lender in accordance with its own business regulations.

Article 11 Agreed Delivery Address

1. The Lender confirms that the address listed on the first page of this Contract is his valid delivery address. Any notice delivered directly or by mail to the Lender by the Borrower under this Contract shall be sent to the address listed on the first page of this Contract until the Lender announces a change in the address. The Borrower agrees that all notices sent by him to the Lender shall be deemed delivered when the Lender actually receives them.

2. The Borrower confirms that the address and fax, e-mail and other delivery information listed on the first page of this Contract are his valid mailing or electronic delivery addresses. All kinds of notices and other documents under this Contract during non-litigation, as well as letters, summonses, notices and other legal documents issued to him during any litigation (including any litigation procedures and enforcement procedures such as first instance, second instance and retrial) arising from this Contract, shall be deemed to have been delivered as long as they are sent to the mailing or electronic delivery address listed on the first page of this Contract by mail or by electronic delivery such as fax, e-mail, etc. The specific delivery date shall be subject to the provisions on delivery date in the Civil Procedure Law. The change of the above-mentioned mailing or electronic delivery address shall not be legally effective unless the Lender is notified in advance, and the delivery address confirmed in this Contract shall still be deemed to be the valid delivery address.

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Article 12 Breach of Contract and Its Handling

1. Breach of Contract

Any of the following circumstances shall constitute the breach of contract by the Borrower against the Lender:

(1) Any representation or warranty made by the Borrower in this Contract or in any notice, authorization, approval, consent, certificate or other document made pursuant to or in connection with this Contract is incorrect or misleading at the time of making, or has been proved to be incorrect or misleading, or has been proved to be invalid or revoked or has no legal effect.

(2) The Borrower has breached any of the provisions of “Other Matters Agreed by the Parties” (if any) in Part I of this Contract or any of the matters agreed in Article 8 of Part II.

(3) The Borrower has a major cross-default event, including but not limited to the Borrower’s breach of any other loan contract or agreement signed by him; or the Borrower’s failure to pay debts under other loan contracts or agreements signed by him when due.

(4) The Borrower’s investors withdraw funds, transfer assets, or transfer equity without authorization.

(5) The Guarantor no longer has or will no longer have the ability to provide a guarantee corresponding to the loan, or violates the guarantee document signed by him.

(6) The Borrower ceases operations, stops production, closes down, suspends business for rectification, reorganization, liquidates, is taken over or placed under trusteeship, is dissolved, has his business license revoked or cancelled, or goes bankrupt.

(7) The financial condition of the Borrower or Guarantor deteriorates, the operation encounters serious difficulties, or an event or situation occurs that has an adverse impact on his normal operation, financial condition or debt repayment ability.

(8) The Borrower or his controlling shareholder, actual controller or his affiliates are involved in major litigation or arbitration or their major assets are seized, confiscated, frozen, enforced or other measures with similar effect are taken against them, or their legal representatives/persons in charge, directors, supervisors or senior management are involved in litigation, arbitration or other compulsory measures, which have an adverse impact on the Borrower’s debt repayment ability.

(9) Failure to repay the principal and interest on time or failure to use the loan for the agreed purpose.

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(10) Failure to pay the loan funds in accordance with the agreed method.

(11) The documents and information submitted for loan application are false or incorrect.

(12) Failure to comply with or exceeding the relevant financial indicator constraints agreed upon in this Contract.

(13) Within three (3) days before any principal and interest payment date under this Contract, the balance of funds in the Repayment Reserve Account is lower than the principal and interest payment due by the Borrower for that period.

(14) There are abnormalities in the flow of funds within the general settlement account/fund withdrawal account.

(15) The Borrower is suspected of participating in illegal activities such as money laundering, sanctions, terrorist financing or financing of the proliferation of weapons of mass destruction, export controls, tax evasion, etc.

(16) The Borrower illegally increases the hidden debt of the local government.

(17) The Borrower commits any other act in violation of this Contract that is sufficient to hinder the normal performance of this Contract, or any other act that is prejudicial to the legitimate interests of the Lender.

2. Breach Handling

(1) If one or more of the default circumstances listed in the preceding paragraph occur, the Lender may, at its discretion, take one or more of the following measures:

① Require the Borrower to make corrections within a specified period of time.

② Cancel the Borrower’s unused loans and stop issuing and paying the Borrower’s unused loans.

③ Declare that all or part of the principal of the loan under this Contract is due in advance immediately, and require the immediate repayment of part or all of the loan, settlement of the outstanding interest, and immediate pursuit of the Guarantor or Borrower through various forms.

④ Penalty interest and compound interest will be charged on overdue loans and misappropriated loans.

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⑤ Deduct the funds from any account opened by the Borrower in any branch of Shanghai Pudong Development Bank Co., Ltd.

⑥ Require the Borrower to supplement the loan issuance and payment conditions, or change the loan payment method.

⑦ Require the Borrower to provide other guarantees approved by the Lender.

⑧ Other necessary measures prescribed by law.

(2) In addition to the above measures, the Lender may also require the Borrower to bear the liability for breach of contract and require the Borrower to pay liquidated damages (the calculation method of liquidated damages is shown in Part I of this Contract). If the liquidated damages are not sufficient to compensate the losses suffered by the Lender, the Borrower shall compensate the Lender for all losses suffered thereby.

(3) If the Borrower fails to repay the principal and interest in full and on time, it shall also bear all expenses paid by the Lender in realizing the creditor’s rights and security rights, including but not limited to collection expenses, litigation costs, attorney fees, travel expenses and various other payable expenses.

Article 13 Effectiveness, Change and Termination

1. This Contract shall come into force after being signed (or sealed) by the legal representative of the Borrower or his/her authorized agent and affixed with the official seal, and after being signed (or sealed) by the legal representative (person in charge) of the Lender or his/her authorized agent and affixed with the official seal (or special seal for the Contract), and shall terminate after all the debts under this Contract are paid off.

2. After this contract comes into effect, neither party shall unilaterally change or terminate this Contract in advance. If this Contract needs to be changed or terminated, it shall be negotiated and agreed upon in writing by both parties.

Article 14 Other Terms

1. Definition

(1) The term “all the debts” under this Contract refers to the principal, interest, liquidated damages and all other expenses incurred in realizing the debts.

(2) The term “interest” under this Contract includes interest, penalty interest and compound interest.

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(3) The term “banking day” under this Contract refers to the day on which the Lender is normally open for business for public business at the Lender’s domicile, excluding Saturdays, Sundays (except those closed due to holiday adjustments) or other statutory holidays.

2. Applicable Law

This Contract shall be governed by and interpreted in accordance with the laws of the People’s Republic of China (excluding the laws of the Hong Kong Special Administrative Region, the Macao Special Administrative Region and Taiwan for the purpose of this Contract).

3. Dispute Resolution

All disputes concerning this Contract shall be settled through friendly negotiation. If no agreement is reached through negotiation, the parties shall file a lawsuit with the People’s Court at the place of residence of the Lender. During the dispute period, the parties shall continue to perform the clauses not involved in the dispute.

4. Miscellaneous

(1) If there are any matters not covered in this Contract that need to be supplemented, the parties may agree on them and record them in Part I of this Contract, or they may reach a separate written agreement as an annex to this Contract. The annex to this Contract (see Part I of this Contract) is an integral part of this Contract and has the same legal effect as the main body of this Contract.

(2) During the validity period of this Contract, any forbearance or delay in taking action against any breach of contract or other behavior of the Borrower by the Lender shall not prejudice, affect or restrict any rights or interests that the Lender shall enjoy as a creditor under the law or this Contract, nor shall it be regarded as the Lender’s approval of the Borrower’s breach of this Contract, nor shall it be regarded as the Lender’s waiver of the right to take action against the Borrower’s existing or future breach of contract.

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(3) The invalidity of any clause of this Contract shall not affect the validity of the other clauses of this Contract. If this Contract becomes invalid for any reason, the Borrower shall still be responsible for repaying all debts owed to the Lender under this Contract. If the above situation occurs, the Lender shall have the right to terminate the execution of this Contract immediately and may immediately recover all debts owed by the Borrower under this Contract from the Borrower.

(4) The Lender may transfer all or part of his rights and/or obligations under this Contract, and in such case, the transferee shall enjoy and/or bear the same rights and/or obligations to the Borrower as he would have if he were a party to this Contract. The Borrower shall bear the liabilities to the transferee in accordance with the provisions of this Contract after receiving the Lender’s notice of the transfer of the debts.

(5) Unless otherwise specified in this Contract, the relevant terms and expressions in the Annex to this Contract shall have the same meaning as in this Contract.

(6) The headings under this Contract are for reference only and shall not be construed as the basis for the contents under such headings.

(REMINDER OF PAGE INTENTIONALLY LEFT BLANK)

(SIGNATURE PAGE TO FOLLOW)

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This Contract has been signed between the Borrower and the Lender on ________________ (date, month, year). The Borrower hereby confirms that, when signing this Contract, both parties have explained and discussed all the terms in detail, and both parties have no doubts about all the terms of the Contract and have an accurate understanding of the legal meaning of the rights and obligations of the parties and the limitation or exemption of liability.

Borrower (official seal)	Lender (official seal or contract-specific seal)

Legal Representative or Authorized Agent (signature or seal)	Legal Representative/Person in Charge or Authorized Agent (signature or seal)

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